Exhibit 10.11
July 20, 2010
The Greenbrier Companies, Inc.
One Centerpointe Drive, Suite 200
Lake Oswego, OR 97035

Re:	Fifth Amendment to Amended and Restated Credit Agreement, dated as of November 7, 2006 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among The Greenbrier Companies, Inc., an Oregon corporation (the “Company”), the Subsidiary Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as U.S. Administrative Agent.
Ladies and Gentlemen:
The parties hereto agree that:
           (a) the definitions of “Consolidated Adjusted Interest Coverage Ratio,” “Consolidated EBITDA” and “Subsidiary” in Section 1.01 of the Credit Agreement are hereby amended to read as follows:
          “Consolidated Adjusted Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA plus rent expense for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges (excluding (i) any non-cash impact associated with the WRC Warrants and (ii) any prepayment premiums associated with the voluntary prepayment or redemption of the Company’s 8-3/8% Senior Notes due 2015) plus rent expense for such period. Solely for purposes of this definition, “rent expense” shall include operating lease expense. Notwithstanding the forgoing, the aggregate amount of prepayment premiums excluded from Consolidated Interest Charges pursuant to the parenthetical in clause (b) of the preceding sentence, together with the aggregate amount of consent fees added back to Consolidated Net Income for purposes of calculating Consolidated EBITDA pursuant to clause (a)(vi) of such definition, shall not exceed 3% of the outstanding principal amount of the Company’s 8-3/8% Senior Notes due 2015. In addition, solely for purposes of this definition and in the sole discretion of the Company, Consolidated EBITDA and Consolidated Interest Charges shall include pro-forma adjustments to incorporate the financial results of any entity acquired during the subject period by the Company or its Subsidiaries.
          “Consolidated EBITDA” means, for any period, for the Company and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) income tax expense or benefit (net of income tax credits) as reported on the consolidated statement of operations of the Company and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) other non-recurring expenses of the Company and its Subsidiaries reducing such Consolidated Net Income which do not represent a cash item in such period or any future period, (v) non-cash stock compensation expenses for such period which do not represent a cash item in such period or any future period and (vi) consent fees (excluding fees to waive existing defaults) paid to holders of the Company’s 8-3/8% Senior Notes due 2015, and minus (b) to the extent included in calculating such Consolidated Net Income, non-recurring income of the Company and its Subsidiaries increasing such Consolidated Net Income which does not represent a cash item in such period or any future period. Notwithstanding the forgoing, the aggregate amount of consent fees added back to Consolidated Net Income for purposes of calculating Consolidated EBITDA pursuant to clause (a)(vi) of the preceding sentence, together with the aggregate amount of prepayment premiums excluded from Consolidated Interest Charges pursuant to the parenthetical in clause (b) of the first sentence of the definition of Consolidated Adjusted Interest Coverage Ratio, shall not exceed 3% of the outstanding principal amount of the Company’s 8-3/8% Senior Notes due 2015.
     “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. For purposes of the Loan Documents, the term “Subsidiary” shall not include any “SPE”, any “Managed Person” or any “Joint Venture”.
     (b) A new definition of “Managed Person” is hereby added to Section 1.01(e) of the Credit Agreement in the appropriate alphabetical order to read as follows:
     “Managed Person” means any entity for which a Loan Party provides management or other services but with respect to which neither the Company nor any Subsidiary has any ownership interest.
(c) Section 7.02(e) of the Credit Agreement is hereby amended to read as follows:
     (e) other Investments not exceeding $5,000,000 in the aggregate in any fiscal year of the Company;
(d) Section 7.02(h) of the Credit Agreement is hereby amended to read as follows:
(h) Investments in connection with the formation and initial capitalization of a Joint Venture in the Company’s repair and refurbishment business segment, which non-cash Investments shall consist of the contribution to such Joint Venture of property, plant and equipment assets of the business conducted at Lewistown, Pennsylvania having an aggregate book value of up to $3,500,000, together with any associated accounts receivable, inventory and accounts payable;
     (e) Section 7.05(e) of the Credit Agreement is hereby amended to read as follows:
     (e) (i) Dispositions permitted by Section 7.04 and, (ii) to the extent constituting a Disposition for value, and without regard to whether such Disposition is made for cash, equity or other property and without regard to the proviso in the last sentence of this Section 7.05 with respect to fair market value, Dispositions of property, plant and equipment assets of the business conducted at Lewistown, Pennsylvania having an aggregate book value of up to $3,500,000, together with any associated accounts receivable, inventory and accounts payable, that are made in connection with the formation and initial capitalization of the Joint Venture described in Section 7.02(h);
     (f) The following sentence is added to the end of Section 7.11 of the Credit Agreement to read as follows:
For purposes of the financial ratio calculations in this Section 7.11, no earnings or losses of any Managed Person shall be included.

This letter agreement is a Loan Document. All references in the Credit Agreement and the other Loan Documents to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby.
Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.
This letter agreement shall become effective upon (i) the execution hereof by the Loan Parties, the Required Lenders and the Administrative Agent and (ii) the Administrative Agent’s receipt of an amendment fee on behalf of each Lender executing this letter agreement in an amount equal to 0.05% of such Lender’s Commitment.
This letter agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or pdf shall be effective as an original.
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This letter agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

Sincerely, BANK OF AMERICA, N.A., as U.S. Administrative Agent
By	/s/ Tiffany Shin
Name:	Tiffany Shin
Title:	Assistant Vice President

THE GREENBRIER COMPANIES, INC.
FIFTH AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

BORROWER:	THE GREENBRIER COMPANIES, INC.,
an Oregon corporation

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Executive Vice President

SUBSIDIARY	GUNDERSON LLC,
GUARANTORS:	an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Executive Vice President

GREENBRIER LEASING COMPANY LLC,
an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Executive Vice President

GREENBRIER RAILCAR, LLC,
an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Vice President

AUTOSTACK COMPANY, LLC,
an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Vice President

GUNDERSON RAIL SERVICES LLC,
an Oregon limited liability company

	By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
	Title:	Vice President

THE GREENBRIER COMPANIES, INC.
FIFTH AMENDMENT

GUNDERSON MARINE LLC,
an Oregon limited liability company

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

GREENBRIER-CONCARRIL, LLC,
a Delaware limited liability company

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

GREENBRIER LEASING LIMITED PARTNER, LLC,
a Delaware limited liability company
By: Greenbrier Leasing Company LLC,
Sole Manager

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Executive Vice President

GREENBRIER MANAGEMENT SERVICES, LLC,
a Delaware limited liability company
By: Greenbrier Leasing Company LLC,
Sole Manager

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Executive Vice President

BRANDON RAILROAD LLC,
an Oregon limited liability company

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

MERIDIAN RAIL HOLDINGS CORP.,
an Oregon corporation

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

THE GREENBRIER COMPANIES, INC.
FIFTH AMENDMENT

MERIDIAN RAIL ACQUISITION CORP.,
an Oregon corporation

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

MERIDIAN RAIL MEXICO CITY CORP.,
an Oregon corporation

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Vice President

GUNDERSON SPECIALTY PRODUCTS, LLC,
a Delaware limited liability company
By: Gunderson LLC, Sole Member

By: Name	/s/ Mark J. Rittenbaum Mark J. Rittenbaum
Title:	Executive Vice President
THE GREENBRIER COMPANIES, INC.
FIFTH AMENDMENT

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

LENDERS:	BANK OF AMERICA, N.A.,
as a U.S. Lender and as U.S. L/C Issuer and U.S. Swing
Line Lender

	By	/s/ Chris Swindell

	Name:	Chris Swindell
	Title:	SVP

UNION BANK OF CALIFORNIA, N.A.,
U.S. Lender

	By	/s/ Stephen A. Sloan

	Name:	Stephen A. Sloan
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION,
U.S. Lender

	By	/s/ Richard J. Ameny Jr.

	Name:	Richard J. Ameny, Jr.
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION,
U.S. Lender

By

Name:

Title:

BRANCH BANKING & TRUST COMPANY,
U.S. Lender

	By	/s/ Brian R. Jones

	Name:	Brian R. Jones
	Title:	Vice President

CAYLON NEW YORK BRANCH,
U.S. Lender

	By	/s/ Priya Vrat	/s/ Brian Bolotin

	Name:	Priya Vrat	Brian Bolotin
	Title:	Director	Managing Director
THE GREENBRIER COMPANIES, INC.
FIFTH AMENDMENT

CRÉDIT INDUSTRIEL et COMMERCIAL, NEW YORK BRANCH,
U.S. Lender

By
Name:
Title:

COMERICA BANK,
U.S. Lender

By: Name:	/s/ Mark Skrzynski Mark Skrzynski
Title:	Assistant Vice President

SOVEREIGN BANK,
U.S. Lender

By:
Name:
Title:

DVB BANK SE (formerly known as DVB Bank AG),
U.S. Lender

By: Name:	/s/ Volker Eberhart Volker Eberhart
Title:	VP

By: Name:	/s/ Thomas Meckel Thomas Meckel
Title:	VP

BANK OF THE WEST,
U.S. Lender

By: Name:	/s/ Brett German Brett German
Title:	Vice President
THE GREENBRIER COMPANIES, INC.
FIFTH AMENDMENT